SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

 Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act
                                     Of 1934

         Date of Report (Date of Earliest Event Reported) April 10, 2003

                            ------------------------

                             FOUNDRY NETWORKS, INC.

             (Exact name of registrant as specified in its charter)

                                    000-26689
                            (Commission File Number)

          Delaware                                      77-0431154
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
       Incorporation)

                                2100 Gold Street
                                 P.O. Box 649100
                             San Jose, CA 95164-9100
             (Address of principal executive offices, with zip code)

                                 (408) 586-1700
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Press Release of Foundry Networks, Inc. dated April 10, 2003.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 10, 2003, Foundry Networks, Inc. (the "Company") announced its preliminary operating results for the three month period ended March 31, 2003. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FOUNDRY NETWORKS, INC.

Date: April 15, 2003                By:  /s/ Timothy D. Heffner
                                        --------------------------------
                                        Timothy D. Heffner
                                        Vice President, Finance and
                                        Administration, Chief Financial
                                        Officer (Principal Financial and
                                        Accounting Officer)

                             FOUNDRY NETWORKS, INC.

                                INDEX TO EXHIBITS

 Exhibit Number                             Description
 --------------                             -----------

      99.1       Press Release of Foundry Networks, Inc. dated April 10, 2003.